UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2009

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Nutrition 21, Inc. is filing this Amendment to its Form 8-K ("Form 8-K"), originally filed with the Securities and Exchange Commission on January 5, 2010, to replace the words "Exhibit B" with "Exhibit 2" in Sections 5(a)(i) and 5(a)(ii) of the Supply Agreement filed as Exhibit 10.03 to the Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.03	Form of Supply Agreement between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009. A portion of the Exhibit has been omitted pursuant to a request for confidential treatment.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc.
(Registrant)

Date: January 28, 2010	By: /s/	Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.03	Form of Supply Agreement between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009. A portion of the Exhibit has been omitted pursuant to a request for confidential treatment.